UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

                               JUSTWEBIT.COM, INC.
             (Exact name of registrant as specified in its charter)

         Nevada                         33-5902             22-2774460
(State or other jurisdiction   (Commission File Number)  (IRS Employer
of incorporation)                                         Identification Number)

930 South State Street, Suite 10
Orem, Utah                                                    84097
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code: (801) 434-7500

                                 AMENDMENT NO. 1

The  undersigned   registrant  hereby  amends  the  following  items,  financial statements, exhibits or other portions of its CURRENT REPORT on Form 8-K dated November 15, 2001 as set forth in the pages attached hereto:

     Audited financials statements as of September 30, 2001 for H.J. Ventures, Inc.

     Pro forma information as of September 30, 2001.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Justwebit.com, Inc.

Date:  February 19, 2002                    /s/ Greg Johnson
                                            ------------------------------------
                                            Greg Johnson, President and CEO

                                    CONTENTS

                                                                           Page
Audited Financial Statements as of September 30, 2001
         for H.J. Ventures, Inc.                                           3

Pro Forma Information as of September 30, 2001                             11

                                      Smith
                                        &
                                     Company

           A Professional Corporation of Certified Public Accountants



Board of Directors
H.J. Ventures, Inc.
Minneapolis, Minnesota

                          INDEPENDENT AUDITOR'S REPORT

We have audited the accompanying balance sheet of H.J. Ventures, Inc., (a Minnesota corporation), as of September 30, 2001, and the related statements of operations, changes in stockholders' equity, and cash flows for the period of May 16, 2001 (date of inception) to September 30, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of H.J. Ventures, Inc. as of September 30, 2001, and the results of its operations, changes in stockholders' equity, and its cash flows for the period of May 16, 2001 (date of inception) to September 30, 2001 in conformity with accounting principles generally accepted in the United States of America.

                                                    /s/ Smith & Company
                                                    CERTIFIED PUBLIC ACCOUNTANTS
Salt Lake City, Utah
January 28, 2002


         10 West 100 South, Suite 700 o Salt Lake City, Utah 84101-1554
              Telephone: (801) 575-8297 o Facsimile: (801) 575-8306
                        E-mail: smithcocpa@earthlink.net
          Members: American Institute of Certified Public Accountants o
                Utah Association of Certified Public Accountants

                               H.J. VENTURES, INC.

                                  BALANCE SHEET
                               September 30, 2001


ASSETS
CURRENT ASSETS
   Cash                                                                                      $       1,226
   Accounts receivable                                                                              12,000
   Inventory                                                                                       539,230
                                                                                             -------------

                                                                    TOTAL CURRENT ASSETS           552,456

PROPERTY AND EQUIPMENT (Note 2)                                                                     49,733

OTHER ASSETS
   Software (Note 6)                                                                               608,333
                                                                                             -------------

                                                                                             $   1,210,522
                                                                                             =============

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
   Accounts payable and accrued expenses                                                     $      28,525
   Notes payable (Note 5)                                                                           70,061
   Payable - related parties (Note 4)                                                              156,452
                                                                                             -------------

                                                               TOTAL CURRENT LIABILITIES           255,038

STOCKHOLDERS' EQUITY
   Common stock, $.01 par value;
     Authorized 1,000,000 shares;
       Issued and outstanding 1,000,000 shares                                                      10,000
   Additional paid-in capital                                                                    1,005,189
   Retained deficit                                                                                (59,705)
                                                                                             -------------

                                                              TOTAL STOCKHOLDERS' EQUITY           955,484
                                                                                             -------------

                                                                                             $   1,210,522
                                                                                             =============


                       See Notes to Financial Statements.

                               H.J. VENTURES, INC.

                             STATEMENT OF OPERATIONS
              For the period of May 16, 2001 (date of inception) to
                               September 30, 2001


Sales                                                                                        $      59,273
Cost of sales                                                                                       21,482
                                                                                             -------------

                                                                            GROSS PROFIT            37,791

General and administrative expenses                                                                 79,812
Depreciation and amortization                                                                        7,934
Interest and bank charges (net of interest income)                                                   9,750
                                                                                             -------------
                                                                                                    97,496

Net loss before income taxes                                                                       (59,705)

Income tax expense (Note 1)                                                                              0
                                                                                             -------------

                                                                                NET LOSS     $     (59,705)
                                                                                             =============

BASIC AND DILUTED LOSS PER COMMON SHARE                                                      $        (.06)
                                                                                             =============

Weighted average number of common shares used to compute net
   loss per weighted average share                                                               1,000,000
                                                                                             =============



                       See Notes to Financial Statements.

                               H.J. VENTURES, INC.

                             STATEMENT OF CHANGES IN
                     STOCKHOLDERS' EQUITY For the period of
                       May 16, 2001 (date of inception) to
                               September 30, 2001


                                                           Common Stock            Additional
                                                          Par Value $.01             Paid-in        Retained
                                                       Shares         Amount         Capital         Deficit
                                                   -------------  --------------  -------------  -------------
Issued May 20, 2001 for assets                           970,000  $        9,700  $     975,033  $           0
Issued May 20, 2001 for services                          30,000             300         30,156
Net loss for period                                                                                    (59,705)
                                                   -------------  --------------  -------------  -------------

Balances at September 30, 2001                         1,000,000  $       10,000  $   1,005,189  $     (59,705)
                                                   =============  ==============  =============  =============


                       See Notes to Financial Statements.

                               H.J. VENTURES, INC.

                             STATEMENT OF CASH FLOWS
              For the period of May 16, 2001 (date of inception) to
                               September 30, 2001


OPERATING ACTIVITIES
   Net (loss)                                                                                $     (59,705)
   Adjustments to reconcile net loss to net cash required by operating activities:
       Depreciation and amortization                                                                 7,934
       Stock issued for expenses                                                                    30,456
   Changes in assets and liabilities:
       Prepaid expenses
       Accounts receivable                                                                         (12,000)
       Inventory                                                                                   (19,486)
       Accounts payable and accrued liabilities                                                     28,525
                                                                                             -------------

                                               NET CASH REQUIRED BY OPERATING ACTIVITIES           (24,276)

FINANCING ACTIVITIES
   Loan proceeds                                                                                    32,703
   Payments                                                                                         (7,201)
                                                                                             -------------

                                               NET CASH PROVIDED BY FINANCING ACTIVITIES            25,502
                                                                                             -------------

                                                   INCREASE IN CASH AND CASH EQUIVALENTS             1,226

Cash and cash equivalents at beginning of period                                                         0
                                                                                             -------------

                                              CASH AND CASH EQUIVALENTS AT END OF PERIOD     $       1,226
                                                                                             =============

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION Cash paid during the year for:
     Interest                                                                                $       1,403
     Income taxes                                                                                        0

NONCASH INVESTING AND FINANCING ACTIVITIES
   On May 20, 2001, the Company issued 970,000 shares in exchange for the following assets, and assumed the following liabilities:

     Inventory                                                                               $     519,744
     Equipment                                                                                      56,000
     Software                                                                                      610,000
     Payable to officer                                                                           (149,400)
     Note payable to bank                                                                          (51,611)
                                                                                             -------------

                                                                                             $     984,733
                                                                                             =============


                       See Notes to Financial Statements.

                               H.J. VENTURES, INC.

                          NOTES TO FINANCIAL STATEMENTS
                               September 30, 2001


NOTE 1:   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          Business Activity
          H.J. Ventures, Inc. manufactures and sells kiosks for internet access on a fee-for-use basis in truck stops and other high traffic areas. As of September 30, 2001, the Company had 16 of its kiosks installed under licensing agreements in various locations.

          Accounting Methods
          The Company recognizes income and expenses based on the accrual method of accounting.

          Revenue Recognition
          Revenue is recognized when cash is collected for kiosks in operation. In the case of equipment sales, revenue is recognized when delivery is made.

          Earnings (Loss) Per Share
          Basic and diluted loss per share is computed by dividing net loss available to common stockholders by the weighted average number of shares outstanding during the periods presented.

          Inventory
          Inventory consists of items for resale and is valued at the lower of cost (first-in, first-out basis) or market value. The September 30, 2001 inventory, including finished goods, and components was $539,230.

          Cash and Cash Equivalents
          For financial statement purposes, the Company considers all highly liquid investments with an original maturity of three months or less when purchased to be cash equivalents.

          Income Taxes
          The Company recorded the income tax effect of transactions in the same year that the transactions enter into the determination of income regardless of when the transactions are recognized for tax purposes. Tax credits are recorded in the year realized.

          The Company utilized the liability method of accounting for income taxes as set forth in Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (SFAS 109). Under the liability method, deferred taxes are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect in the years in which the differences are expected to reverse. An allowance against deferred tax assets is recorded when it is more likely than not that such tax benefits will not be realized.

          Estimates
          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, and expenses during the reporting period.
          Estimates also affect the disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from these estimates.

                               H.J. VENTURES, INC.

                               September 30, 2001


NOTE 2:   PROPERTY AND EQUIPMENT

          Property and equipment as of September 30, 2001 are summarized as follows:

                                                  Accumulated     Net Book
                                       Cost       Depreciation      Value
                                  -------------  --------------  ----------
             Office equipment     $       8,000  $          933  $    7,067
             Kiosks                      48,000           5,334      42,666
                                  -------------  --------------  ----------
                                  $      56,000  $        6,267  $   49,733
                                  =============  ==============  ==========

          Depreciation expense is calculated under the straight-line method, based on the estimated service lives of three to seven years. Depreciation expense for the period ended September 30, 2001 amounted to $6,267.

NOTE 3:   CAPITALIZATION

          In May 2001, the Company issued 970,000 shares of common stock to acquire assets valued at $984,733, and 30,000 shares for services provided by the incorporators, valued at $30,456.

NOTE 4:   RELATED PARTY TRANSACTIONS

          The officers and directors of the Company are involved in other business activities and may, in the future, become involved in other business opportunities. If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interests. The Company has not formulated a policy for the resolution of such conflicts.

          At September 30, 2001, the Company owed $156,452 to officers for loans and payments made on behalf of the Company.

NOTE 5:   NOTES PAYABLE

          In August 2001, the Company borrowed $20,000 from an unrelated individual. This note is due and payable on October 31, 2001, along with fees and interest of $2,000. $5,300 was paid prior to September 30, 2001.

          In September 2001, the Company borrowed $1,750 from an unrelated individual. This note is due and payable January 14, 2002 with no interest.

          In May 2001, the Company  assumed a bank note payable in the amount of
          $51,611   secured  by  inventory.   The  note  was  in  default,   and
          interest-only payments have been made through September 30, 2001.

NOTE 6:   SOFTWARE

          In May 2001, the Company acquired Windows-based software valued at $10,000 to operate its internet access kiosks. This software is being amortized over a period of 30 months. Amortization expense during the period ending September 30, 2001 was $1,667.

                               H.J. VENTURES, INC.

                               September 30, 2001




NOTE 6:   SOFTWARE (continued)

          In May 2001, the Company also acquired software valued at $600,000 which was custom made to operate internet access kiosks using the Linux Operating System. The software has been tested and approved for use in the Company's kiosks pending completion of a separate "back office" interface program projected for implementation early in 2002. The software will be amortized over a period of 60 months beginning when it is installed in the Ccmpany's kiosks.

NOTE 7:   SUBSEQUENT EVENTS

          On November 15, 2001, the Company became the wholly-owned subsidiary of Justwebit.com, Inc. (a publicly traded Nevada corporation) in a stock-for-stock transaction.

                               JUSTWEBIT.COM, INC.

                               UNAUDITED PRO FORMA
                           CONSOLIDATED BALANCE SHEET
                               September 30, 2001

ASSETS

Current Assets:
           Cash                                                            $        19,464
           Accounts Receivable                                                      12,000
           Inventory                                                               539,230
           Prepaid Expenses                                                        222,000
                                                                           ---------------

                                                 Total Current Assets              792,694

Property, Plant & Equipment                                                         67,910

Other Assets:
           Domain Name Rights                                                       50,000
           Software Distribution Rights                                            250,000
           Software                                                                608,333
           Deposits                                                                    402
                                                                           ---------------
                                                                                   908,735

                                                         TOTAL ASSETS      $     1,769,339
                                                                           ===============

LIABILITIES & SHAREHOLDERS' EQUITY

Current Liabilities:
           Accountants Payable and Accrued Expenses                        $        88,699
           Note Payable                                                            396,461
           Payable - Related Parties                                               447,713
                                                                           ---------------

                                            Total Current Liabilities              932,873

Long-Term Debt                                                                           0
                                                                           ---------------

                                                    Total Liabilities              932,873

Shareholders' Equity:
           Common Stock, $.001 par value; authorized
              100,000,000 shares; issued and outstanding
              58,626,394                                                            50,626
           Additional Paid-in Capital                                            7,645,660
           Retained Earnings (Deficit)                                          (6,859,820)
                                                                           ---------------
                                           Total Shareholders' Equity              836,466
                                                                           ---------------

                                           TOTAL LIABILITIES & EQUITY      $     1,769,339
                                                                           ===============


See Accompanying Notes to Unaudited Pro Forma Consolidated Financial Statements.

                               JUSTWEBIT.COM, INC.

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                      Nine Months Ended September 30, 2001


Revenue                                                                    $       178,167
Cost of Sales                                                                       46,146
                                                                           ---------------
                                                         Gross Profit              132,021

Forgiveness of Debt Income                                                          21,097
Loss on Disposition                                                                (28,579)

General & Administrative Expenses                                                 (230,902)
Outside & Professional Services                                                   (168,679)
Depreciation & Amortization                                                        (11,831)
Salaries & Benefits                                                               (121,555)
Interest Expense                                                                   (64,360)
State Taxes                                                                           (200)
                                                                           ---------------

                                                    NET INCOME (LOSS)      $      (472,988)
                                                                           ===============

Basic Net Loss Per Share                                                   $        (0.012)
                                                                           ===============

Weighted Average Common Shares Outstanding                                      38,745,597
                                                                           ===============


See Accompanying Notes to Unaudited Pro Forma Consolidated Financial Statements.

                               JUSTWEBIT.COM, INC.

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF CASH FLOWS
                      Nine Months Ended September 30, 2001


OPERATING ACTIVITIES
           Net Income (Loss)                                               $      (472,988)
           Adjustments:
              Depreciation & Amortization                                           11,831
              Changes in current accounts                                         (248,740)
              Expenses Paid with Common Stock                                      557,556
                                                                           ---------------

                                                 NET CASH REQUIRED BY
                                                 OPERATING ACTIVITIES             (152,341)

FINANCING ACTIVITIES
           Loans                                                                   129,427
           Sale of Common Stock                                                     49,300
           Repayment of Loans                                                      (14,343)
                                                                           ---------------

                                                 NET CASH PROVIDED BY
                                                 FINANCING ACTIVITIES              164,384
                                                                           ---------------

Increase (Decrease) in Cash & Cash Equivalents                                      12,043

Cash & Cash Equivalents at Beginning of Period                                       7,421
                                                                           ---------------

Cash & Cash Equivalents at End of Period                                   $        19,464
                                                                           ===============


See Accompanying Notes to Unaudited Pro Forma Consolidated Financial Statements.

                               JUSTWEBIT.COM, INC.
                    NOTES TO UNAUDITED PRO FORMA CONSOLIDATED
                              FINANCIAL STATEMENTS
                               September 30, 2001


The preceding pro forma consolidated balance sheet has been derived from the balance sheets of the Company and H.J. Ventures, Inc. ("H.J.") at September 30, 2001. The balance sheet assumes that the Company acquired 100% of the outstanding stock of H.J. on May 16, 2001 (date of inception).

The preceding pro forma consolidated statement of operations has been derived from the statements of operations of the Company and H.J. as of September 30, 2001 and assumes the companies were consolidated as of the beginning of each period presented.